                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Improvement and Home Equity Loan Trust 1999-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1999.

                                        GREEN TREE FINANCIAL CORP.

                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1999 to September 30, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1999.

                                        GREEN TREE FINANCIAL CORP.

                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


 1.   Amount Available                                                                                      $ 9,576,280.97
                                                                                                            --------------

 2.   Note Insurance Policy

      (a)  Shortfall                                                                                        $         0.00
                                                                                                            --------------
      (b)  Insured Payment                                                                                  $         0.00
                                                                                                            --------------

 3.   Monthly Servicing Fee ( if Green Tree is not the Servicer)
      (up to 1/12 of 0.75% of Pool Scheduled Principal Balance)                                             $         0.00
                                                                                                            --------------

 4.   Premium Amount ( to FSA, .22% of Class A Principal Balance)                                           $    51,349.28
                                                                                                            --------------

Interest
--------

      Class A
      -------

 5.   Class A-1 Interest Rate (7.11%)

      (a)  Class A-1 Interest Amount                                                                        $ 1,091,383.95
                                                                                                            --------------
      (b)  Unpaid Class A-1 Interest Shortfall                                                              $         0.00
                                                                                                            --------------
      (c)  Class A-1 Interest Paid                                                                          $ 1,091,383.95
                                                                                                            --------------
      (d)  Class A-1 Interest Carryover Shortfall                                                           $         0.00
                                                                                                            --------------

 6.   Class A-2 Interest Rate (7.11%)

      (a)  Class A-2 Interest Amount                                                                        $   568,131.29
                                                                                                            --------------
      (b)  Unpaid Class A-2 Interest Shortfall                                                              $         0.00
                                                                                                            --------------
      (c)  Class A-2 Interest Paid                                                                          $   568,131.29
                                                                                                            --------------
      (d)  Class A-2 Interest Carryover Shortfall                                                           $         0.00
                                                                                                            --------------

      Class M-1
      ---------

 7.   Interest on Class M-1 Adjusted Principal Balance

      (a)  Class M-1 Adjusted Principal Balance                                                             $34,600,000.00
                                                                                                            --------------
      (b)  Class M-1 Interest Rate (8.38%)

      (c)  Class M-1 Interest Amount                                                                        $   241,623.33
                                                                                                            --------------
      (d)  Unpaid Class M-1 Interest Shortfall                                                              $         0.00
                                                                                                            --------------
      (e)  Class M-1 Interest Paid                                                                          $   241,623.33
                                                                                                            --------------
      (f)  Class M-1 Interest Carryover Shortfall                                                           $         0.00
                                                                                                            --------------

      Class M-2
      ---------

 8.   Interest on Class M-2 Adjusted Principal Balance

      (a)  Class M-2 Adjusted Principal Balance                                                             $23,600,000.00
                                                                                                            --------------
      (b)  Class M-2 Interest Rate (10.54%)

      (c)  Class M-2 Interest Amount                                                                        $   207,286.67
                                                                                                            --------------
      (d)  Unpaid Class M-2 Interest Shortfall                                                              $         0.00
                                                                                                            --------------
      (e)  Class M-2 Interest Paid                                                                          $   207,286.67
                                                                                                            --------------
      (f)  Class M-2 Interest Carryover Shortfall                                                           $         0.00
                                                                                                            --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 2

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


      Class B-1
      ---------

 9.   Interest on Class B-1 Adjusted Principal Balance

      (a)  Class B-1 Adjusted Principal Balance                                                             $22,200,000.00
                                                                                                            --------------
      (b)  Class B-1 Interest Rate (13.55%)

      (c)  Class B-1 Interest Amount                                                                        $   250,675.00
                                                                                                            --------------
      (d)  Unpaid Class B-1 Interest Shortfall                                                              $         0.00
                                                                                                            --------------
      (e)  Class B-1 Interest Paid                                                                          $   250,675.00
                                                                                                            --------------
      (f)  Class B-1 Interest Carryover Shortfall                                                           $         0.00
                                                                                                            --------------

Principal
---------

10.   Group I Formula Principal Distribution Amount

      (a)  Scheduled Principal                                                      $  346,726.33
                                                                                    -------------
      (b)  Principal Prepayments                                                    $3,098,127.47
                                                                                    -------------
      (c)  Liquidated Contracts                                                     $   33,781.25
                                                                                    -------------
      (d)  Repurchases                                                              $    1,546.55
                                                                                    -------------
      (e)  Previously undistributed (a)-(d) amounts                                 $        0.00
                                                                                    -------------

                                              Total Principal                                              $ 3,480,181.60
                                                                                                           --------------

11.   Group 2 Formula Principal Distribution Amount

      (a)  Scheduled Principal                                                      $  162,598.98
                                                                                    -------------
      (b)  Principal Prepayments                                                    $1,340,896.64
                                                                                    -------------
      (c)  Liquidated Contracts                                                     $   25,936.54
                                                                                    -------------
      (d)  Repurchases                                                              $        0.00
                                                                                    -------------
      (e)  Previously undistributed (a)-(d) amounts                                 $        0.00
                                                                                    -------------

                                              Total Principal                                               $ 1,529,432.16
                                                                                                            --------------


12.   Amount Available less prior distributions                                                             $ 7,165,831.45
                                                                                                            --------------

13.   Class A-1 Formula Principal Distribution Amount                                                       $ 3,480,181.60
                                                                                                            --------------

14.   Class A-2 Formula Principal Distribution Amount                                                       $ 1,529,432.16
                                                                                                            --------------

15.   Class A Principal Distribution Amount

      (a)  Class A-1 Principal Paid                                                                         $ 3,480,181.60
                                                                                                            --------------
      (b)  Class A-2 Principal Paid                                                                         $ 1,529,432.16
                                                                                                            --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 3

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


16.   Class A Principal Balance (after distributions of principal on current
      Payment Date)

      (a)  Class A-1 Principal Balance                                                                      $180,719,641.10
                                                                                                            ---------------
      (b)  Class A-2 Principal Balance                                                                      $ 94,357,705.36
                                                                                                            ---------------

      Note Insurer
      ------------

17.   Reimbursement Amount to Note Insurer                                                                  $          0.00
                                                                                                            ---------------

      Class M-1 Principal
      -------------------

18.   Remaining Amount Available                                                                            $  2,156,217.69
                                                                                                            ---------------

19.   Class M-1 Formula Principal Distribution Amount                                                       $          0.00
                                                                                                            ---------------

20.   Class M-1 Principal Distribution Amount                                                               $          0.00
                                                                                                            ---------------

21.   Class M-1 Principal Balance (after distributions of principal on current
      Payment Date)                                                                                         $ 34,600,000.00
                                                                                                            ---------------

      Class M-1 Principal Distribution Tests
      --------------------------------------
      (tests must be satisfied on and after the Payment Date occurring in July 2003)

22.   Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                       0.59%
                                                                                                            ---------------
      (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
           of the Senior Subordination Percentage currently ________%.)                                               0.38%
                                                                                                            ---------------

23.   Cumulative Realized Losses Test

      (a) Cumulative Realized Losses                                                                              90,529.94
                                                                                                            ---------------
      (b)  Cumulative Realized Loss Ratio ( must not exceed a specified percentage of the cut-off date Pool Principal balance depending
           on the year in which the payment date occurs ; currently _________ %.                                      0.02%
                                                                                                            ---------------

24.   The sum of the Class M-1 Adjusted Principal Balance, the Class M-2
      Adjusted Principal Balance,the Class B-1 Adjusted Principal Balance
      and the Class B-2 Principal Balance, divided by the Pool Scheduled
      Principal Balance as of the preceding payment date, must be equal to
      or greater than 53.30%                                                                                         27.58%
                                                                                                            ---------------

25.   Supplementary Principal Distribution Test must be met.


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 4

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


      Class M-2 Principal
      -------------------

26.   Remaining Amount Available                                                                            $ 2,156,217.69
                                                                                                            --------------

27.   Class M-2 Formula Principal Distribution Amount                                                       $         0.00
                                                                                                            --------------

28.   Class M-2 Principal Distribution Amount                                                               $         0.00
                                                                                                            --------------

29.   Class M-2 Principal Balance (after distributions of principal on current
      Payment Date)                                                                                         $23,600,000.00
                                                                                                            --------------

      Class M-2 Principal Distribution Tests
      --------------------------------------
      (tests must be satisfied on and after the Payment Date occurring in July 2003)

30.   Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                      0.59%
                                                                                                            --------------
      (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
           of the Senior Subordination Percentage currently ________%.)                                              0.38%
                                                                                                            --------------

31.   Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses                                                                            90,529.94
                                                                                                            --------------
      (b)  Cumulative Realized Loss Ratio ( must not exceed a specified percentage of the cut-off date Pool Principal balance depending
           on the year in which the payment date occurs; currently _________ %.                                      0.02%
                                                                                                            --------------

32.   The sum of the Class M-2 Adjusted Principal Balance, the Class the
      Class B-1 Adjusted Principal Balance and the Class B-2 Principal
      Balance, divided by the Pool Scheduled Principal Balance as of the
      preceding payment date, must be equal to or greater than 36.00%                                               18.62%
                                                                                                            --------------

33.   Supplementary Principal Distribution Test must be met.


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 5

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


      Class B-1 Principal
      -------------------

34.   Amount Available less all prior distributions                                                         $ 2,156,217.69
                                                                                                            --------------

35.   Class B-1 Formula Principal Distribution Amount                                                       $         0.00
                                                                                                            --------------

36.   Class B-1 Principal Distribution Amount                                                               $         0.00
                                                                                                            --------------

37.   Class B-1 Principal Balance (after distributions of principal on current
      Payment Date)                                                                                         $22,200,000.00
                                                                                                            --------------

      Class B-1 Principal Distribution Tests
      --------------------------------------
      (tests must be satisfied on and after the Payment Date occurring in July 2003)

38.   Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                      0.59%
                                                                                                            --------------
      (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
           of the Senior Subordination Percentage currently ________%.)                                              0.38%
                                                                                                            --------------

39.   Cumulative Realized Losses Test

      (a) Cumulative Realized Losses                                                                             90,529.94
                                                                                                            --------------
      (b)  Cumulative Realized Loss Ratio (must not exceed a specified percentage of the cut-off date Pool Principal balance depending
           on the year in which the payment date occurs ; currently _________ %.                                     0.02%
                                                                                                            --------------

40.   The sum of the Class B-1 Adjusted Principal Balance, the Class B-2
      Principal Balance, divided by the Pool Scheduled Principal Balance
      as of the preceding payment date, must be equal to or greater than 24.20%.                                    12.52%
                                                                                                            --------------

41.   Supplementary Principal Distribution Test must be met.


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 6

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


      Liquidation Loss Interest; Total Distribution

      Class M-1
      ---------

42.   (a)  Amount Available less all prior distributions                                                    $         0.00
                                                                                                            --------------
      (b)  Class M-1 Formula Liquidation Loss Interest Distribution Amount                                  $         0.00
                                                                                                            --------------
      (c)  Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                           $         0.00
                                                                                                            --------------
      (d)  Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                   $         0.00
                                                                                                            --------------

43.   Amount by which Class M-1 Formula Distribution Amount (lines 7(c) and
      (d), 20, 43(b)) exceeds Class M-1 Distribution Amount (lines 15(e), 29, 45(c))                        $         0.00
                                                                                                            --------------

      Class M-2 Notes
      ---------------

44.   (a)  Amount Available less all prior distributions                                                    $         0.00
                                                                                                            --------------
      (b)  Class M-2 Formula Liquidation Loss Interest Distribution Amount                                  $         0.00
                                                                                                            --------------
      (c)  Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                           $         0.00
                                                                                                            --------------
      (d)  Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                   $         0.00
                                                                                                            --------------

45.   Amount by which Class M-2 Formula Distribution Amount (lines 16(c) and
      (d), 32, 47(b)) exceeds Class M-2 Distribution Amount (lines 16(e), 33, 47(c))                        $         0.00
                                                                                                            --------------

      Class B-1
      ---------

46.   (a)  Amount Available less all prior distributions                                                    $         0.00
                                                                                                            --------------
      (b)  Class B-1 Formula Liquidation Loss Interest Distribution Amount                                  $         0.00
                                                                                                            --------------
      (c)  Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                           $         0.00
                                                                                                            --------------
      (d)  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                   $         0.00
                                                                                                            --------------
47.   Amount by which Class B-1 Formula Distribution Amount (lines 17(c) and
      (d), 42, 49(b)) exceeds Class B-1 Distribution Amount (lines 17(e), 43, 49(c))                        $         0.00
                                                                                                            --------------


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 7

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


      Class B-2
      ---------

48.   Amount Available less all prior distributions                                                         $ 2,156,217.69
                                                                                                            --------------

      Interest

49.   Class B-2 Interest Rate (11.16%)

      (a)  Class B-2 Interest Amount                                                                        $   243,660.00
                                                                                                            --------------
      (b)  Unpaid Class B-2 Interest Shortfall                                                              $         0.00
                                                                                                            --------------
      (c)  Class B-2 Interest Paid                                                                          $   243,660.00
                                                                                                            --------------
      (d) Class B-2 Interest Carryover Shortfall                                                            $         0.00
                                                                                                            --------------

      Principal

50.   Amount Available after prior distributions                                                            $ 1,912,557.69
                                                                                                            --------------

51.   Class B-2 Formula Principal Distributions Amount                                                      $         0.00
                                                                                                            --------------

52.   Class B-2 Liquidation Loss Principal Amount                                                           $         0.00
                                                                                                            --------------

53.   Guaranty Payment                                                                                      $         0.00
                                                                                                            --------------

54.   Class B-2 Principal Distribution Amount                                                               $         0.00
                                                                                                            --------------

55.   Class B-2 Principal Balance (after distributions of principal on current
      Payment Date)                                                                                         $26,200,000.00
                                                                                                            --------------

56.   Amount by which Class B-2 Formula Distribution Amount (lines 52(b) and
      (c), 54, and 55) exceeds Class B-2 Distribution Amount (lines 52(d) and 57)                           $         0.00
                                                                                                            --------------

      Class B-2 Principal Distribution Tests
      --------------------------------------
      (tests must be satisfied on and after the Payment Date occurring in July 2003)

57.   Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                      0.59%
                                                                                                            --------------
      (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
           of the Senior Subordination Percentage currently ________%.)                                              0.38%
                                                                                                            --------------

             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                        GREEN TREE FINANCIAL CORPORATION
                                    1999 - B
                                 MONTHLY REPORT
                                     PAGE 2
                                     PAGE 8

                                                Distribution Date:393511 AA8,AB6
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


58.   Cumulative Realized Losses Test

      (a) Cumulative Realized Losses                                                                             90,529.94
                                                                                                            --------------
      (b)  Cumulative Realized Loss Ratio ( must not exceed a specified percentage of the cut-off date Pool Principal balance depending
           on the year in which the payment date occurs ; currently _________ %.                                     0.02%
                                                                                                            --------------

59.   The Class B-2 Principal Balance divided by the Pool Scheduled
      Principal Balance as of the preceding payment date must be equal to or
      greater than 13.10%.                                                                                           6.78%
                                                                                                            --------------
60.   The Class B-2 Principal Balance must not be less than $2,000.000
      B-2 Principal Balance                                                                                          0.00%
                                                                                                            --------------

61.   Supplementary Principal Distribution Test must be met.

62.    Monthly Servicing Fee ( if Company is Servicer)                                                          241,679.35
                                                                                                            --------------

      Supplementary Principal Distribution
      ------------------------------------

      Class A
      -------

63.   Supplementary Principal Distribution Amount                                                           $         0.00
                                                                                                            --------------
      (a)  Class A-1                                                                                        $         0.00
                                                                                                            --------------
      (b)  Class A-1 Principal Balance (after payment of(a))                                                $         0.00
                                                                                                            --------------
      (c)  Class A-2                                                                                        $         0.00
                                                                                                            --------------
      (d)  Class A-2 Principal Balance (after payment of(c))                                                $         0.00
                                                                                                            --------------
64.   Supplementary Principal Distribution Test; to be "satisfied,"
      Cumulative Realized Loss Ratio (line 37(b)) may not exceed the following ratio:

                   Payment Date                                            Ratio
                   ------------                                            -----

                   On or before June 2000                                  8.0%

                   After June 2000 and

                   On or before June 2001                                  12.0%

                   After June 2001 and                                     15.0%
                   On or before June 2002

                   After June 2001 and

                   On or before June 2002                                  18.0%

                   After June 2003                                         21.0%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 9

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


65.   Additional Monthly Servicing Fee (portion, if any, in excess of 1/12 of
      0.75% of Pool Scheduled Principal Balance;  Company or Affiliate not Servicer)                        $          0.00
                                                                                                            ---------------

      Certificate Distribution Amount

66.   Amount Available remaining after prior distributions                                                  $  1,670,878.34
                                                                                                            ---------------
Class A, Class M, Class B Notes
-------------------------------

67.    Pool Scheduled Principal Balance                                                                     $381,677,346.46
                                                                                                            ---------------
68.   Group I Pool Scheduled Principal Balance                                                              $250,987,226.56
                                                                                                            ---------------
      a)   Home Improvement Loans                                   Loan Count                4,097         $111,014,036.37
                                                                                       ------------         ---------------
      b)   Home Equity                                              Loan Count                6,359         $139,973,190.19
                                                                                       ------------         ---------------

69.   Group II Pool Scheduled Principal Balance                                                             $130,690,119.90
                                                                                                            ---------------
      a)   Home Improvement Loans                                   Loan Count                1,909         $ 53,487,257.52
                                                                                       ------------         ---------------
      b)   Home Equity                                              Loan Count                3,648         $ 77,202,862.38
                                                                                       ------------         ---------------

70.   Group I Pool Factor                                                                                         .95190778
                                                                                                            ---------------

71.   Group II Pool Factor                                                                                        .95861370
                                                                                                            ---------------

72.   Note Pool Factors

      (a)  Class A-1 Pool Factor                                                                                  .93443455
                                                                                                            ---------------
      (b)  Class A-2 Pool Factor                                                                                  .94357705
                                                                                                            ---------------
      (c)  Class M-1 Pool Factor                                                                                 1.00000000
                                                                                                            ---------------
      (d)  Class M-2 Pool Factor                                                                                 1.00000000
                                                                                                            ---------------
      (e)  Class B-1 Pool Factor                                                                                 1.00000000
                                                                                                            ---------------
      (f)  Class B-2 Pool Factor                                                                                 1.00000000
                                                                                                            ---------------
73.   Group I Contracts Delinquent by number and aggregate Scheduled Principal
      Balance:

      (a)  30-59 days - Total                        2,263,407.06      104
                                                 ----------------     -----
                HI                                     963,696.06      35
                                                 ----------------     -----
                HE                                   1,299,711.00      69
                                                 ----------------     -----

      (b)  60-89 days - Total                          697,623.95      34
                                                 ----------------     -----
                HI                                     328,362.95      15
                                                 ----------------     -----
                HE                                     369,261.00      19
                                                 ----------------     -----

      (c)  90 or more days - Total                     869,784.19      38
                                                 ----------------     -----
                HI                                     371,315.19      16
                                                 ----------------     -----
                HE                                     498,469.00      22
                                                 ----------------     -----

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 10

                                                              Distribution Date:
                                                                          CUSIP#
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


73.   Group II Contracts Delinquent by number and aggregate Scheduled Principal Balance:

      (a)  30-59 days - Total                          840,660.20      41
                                                 ----------------     -----
                HI                                     241,358.20      10
                                                 ----------------     -----
                HE                                     599,302.00      31
                                                 ----------------     -----

      (b)  60-89 days - Total                          186,933.63       8
                                                 ----------------     -----
                HI                                      15,599.63       1
                                                 ----------------     -----
                HE                                     171,334.00       7
                                                 ----------------     -----

      (c)  90 or more days - Total                     564,636.76      11
                                                 ----------------     -----
                HI                                      66,167.76       3
                                                 ----------------     -----
                HE                                     145,714.00       8
                                                 ----------------     -----

74. Group I Defaulted Contracts, by number and Scheduled Principal Balance:

      (a)  That became Defaulted Contracts during related Due Period

                Total                                                               #       11              $ 200,003.08
                                                                                    ---------------         ------------
                HI                                                                           1                 33,762.57
                                                                                    ---------------         ------------
                HE                                                                          10                166,240.51
                                                                                    ---------------         ------------

      (b)  As of last day of related Due Period - Total                             #       18              $ 265,610.28
                                                                                    ---------------         ------------
                HI                                                                           0                      0.00
                                                                                    ---------------         ------------
                HE                                                                          18                265,610.28
                                                                                    ---------------         ------------

      (c)  That became Liquidated Contracts during related Due Period

                Total                                                               #        1              $       0.00
                                                                                    ---------------         ------------
                HI                                                                           1                 35,339.10
                                                                                    ---------------         ------------
                HE                                                                           0                      0.00
                                                                                    ---------------         ------------
      (d)  Net Liquidation Losses - Total                                           #        0              $       0.00
                                                                                    ---------------         ------------
                HI                                                                           0                      0.00
                                                                                    ---------------         ------------
                HE                                                                           0                      0.00
                                                                                    ---------------         ------------
      (e)  In Foreclosure - Total                                                   #       18              $ 265,610.28
                                                                                    ---------------         ------------
                HI                                                                           0                      0.00
                                                                                    ---------------         ------------
                HE                                                                          18                265,610.28
                                                                                    ---------------         ------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 11

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


      (f)  Foreclosure completed during related Due Period

                Total                                                               #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------
      (g)  Foreclosed upon and held by Servicer - Total                             #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------

75. Group II Defaulted Contracts, by number and Scheduled Principal Balance:

      (a)  That became Defaulted Contracts during related Due Period

                Total                                                               #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------
      (b)  As of last day of related Due Period - Total                             #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------
      (c)  That became Liquidated Contracts during related Due Period

                Total                                                               #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------

      (d)  Net Liquidation Losses - Total                                           #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------
      (e)  In Foreclosure - Total                                                   #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------
      (f)  Foreclosure completed during related Due Period

                Total                                                               #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------
      (g)  Foreclosed upon and held by Servicer - Total                             #       0               $         0.00
                                                                                    ---------------         --------------
                HI                                                                          0                         0.00
                                                                                    ---------------         --------------
                HE                                                                          0                         0.00
                                                                                    ---------------         --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - B
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 12

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393511 AA8,AB6
                                                                 AC4,AD2,AE0,AF7
                                                        Trust Account: 3337597-0


76.   Servicer Termination Test; to be "satisfied,"

      (a)  the Average Sixty-Day Delinquency Ratio may not exceed 7.5%                                               0.38%
                                                                                                            --------------
      (b)  the sum of the Realized Losses for the preceding twelve Payment
           Dates may not exceed 7.5% of the Pool Scheduled Principal
           Balance as of the first Payment Date in such 12-month period, and                                         0.02%
                                                                                                            --------------
      (c)  the Cumulative Realized Loss Ratio (line 29(b)) may not exceed the following ratio:

                   Payment Date                                            Ratio
                   ------------                                            -----

                   On or before June 2000                                  8.0%                                      0.02%
                                                                                                            --------------
                   After June 2000 and

                   On or before June 2001                                  12.0%

                   After June 2001 and                                     15.0%
                   On or before June 2002

                   After June 2002 and                                     18.0%
                   On or before June 2003

                   After June 2003                                         21.0%

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.